Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

June 30, 2008

Supplemental Financial Information

June 30, 2008

Supplemental Financial Information

June 30, 2008

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 20 properties totaling 9,043 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

55

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

June 30, 2008

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Edward C. Coppola

Director

Kenneth Fisher

Director

Sir David M.C. Michels

Director

Supplemental Financial Information

June 30, 2008

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President & Treasurer

Stephen M. Briggs

Vice President, Controller (Principal Accounting Officer)

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Michael E. Nelson

Vice President, Asset Management

John C. Nicolls

Vice President, Capital Projects

Cory P. Warning

Vice President, Development

Supplemental Financial Information

June 30, 2008

Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Investment Research	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

RBC Capital Markets Corp.	Mike Salinsky	(440) 715-2648

Stifel Nicolaus	Rod Petrik	(443) 224-1306

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

June 30, 2008

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

	Three Months Ended June 30, 2008
	Actual	Guidance
Results vs. Previous Guidance
North American Total RevPAR growth	2.7%	3.0% - 5.0%
North American RevPAR growth	2.5%	5.0% - 7.0%
Comparable EBITDA (in millions)	$74.1	$71.8 - 74.8
Comparable FFO per diluted share	$0.49	$0.44 - 0.48
Weighted average diluted shares (in thousands) (a)	76,024
(in thousands, except per share information)
	June 30, 2008
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	74,407	74,407
Operating partnership units outstanding	976	976
Stock options outstanding	885	885
Restricted stock units outstanding	1,295	1,295

Combined shares, options and units outstanding	77,563	77,563
Common stock price at end of period	$9.37	$9.37

Common equity capitalization	$726,765	$726,765
Preferred equity capitalization	370,236	370,236
Consolidated debt	1,740,979	1,740,979
Pro rata share of unconsolidated debt	274,500	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(91,175)	(91,175)

Total enterprise value	$2,914,240	$2,746,805

Net Debt / Total Enterprise Value	62.4%	60.1%
Preferred Equity / Total Enterprise Value	12.7%	13.5%
Common Equity / Total Enterprise Value	24.9%	26.5%

Dividends Per Share
Common dividends declared (holders of record on March 28 and June 30, 2008)		$0.24

Preferred Series A dividends declared (holders of record on March 21 and June 20, 2008)		$0.53125

Preferred Series B dividends declared (holders of record on March 21 and June 20, 2008)		$0.51563

Preferred Series C dividends declared (holders of record on March 21 and June 20, 2008)		$0.51563

(a)	The calculation of weighted average diluted shares is consistent with the guidance prescribed by the National Association of Real Estate Investment Trusts.

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenues:
Rooms	$148,320	$132,186	$278,600	$250,070
Food and beverage	91,157	84,015	170,281	160,508
Other hotel operating revenue	29,074	27,318	56,228	53,060

	268,551	243,519	505,109	463,638
Lease revenue	1,402	5,689	2,689	10,101

Total revenues	269,953	249,208	507,798	473,739

Operating Costs and Expenses:
Rooms	35,448	31,178	68,573	60,965
Food and beverage	59,777	55,681	116,520	108,310
Other departmental expenses	64,216	58,574	126,778	116,773
Management fees	11,047	9,937	20,656	18,153
Other hotel expenses	15,317	15,413	31,359	31,195
Lease expense	4,534	3,886	8,861	7,666
Depreciation and amortization	30,197	25,315	57,800	50,139
Corporate expenses	7,566	8,062	14,996	15,179

Total operating costs and expenses	228,102	208,046	445,543	408,380

Operating income	41,851	41,162	62,255	65,359
Interest expense	(21,673)	(20,198)	(43,600)	(40,521)
Interest income	459	528	1,054	993
Loss on early extinguishment of debt	—	(160)	—	(4,479)
Equity in earnings of joint ventures	1,582	4,556	803	1,673
Foreign currency exchange gain (loss)	4,687	(2,015)	1,478	(3,670)
Other (expenses) income, net	(177)	19	(439)	15

Income before income taxes, minority interests, distributions in excess of minority interest capital, loss on sale of minority interests in hotel properties and discontinued operations	26,729	23,892	21,551	19,370
Income tax expense	(6,435)	(5,318)	(6,647)	(6,539)
Minority interest in SHR’s operating partnership	(233)	(233)	(165)	(156)
Minority interest in consolidated affiliates	(2,006)	(181)	(1,109)	(603)
Distributions in excess of minority interest capital	(784)	—	(784)	—

Income before loss on sale of minority interests in hotel properties and discontinued operations	17,271	18,160	12,846	12,072
Loss on sale of minority interests in hotel properties	(41)	—	(46)	—

Income from continuing operations	17,230	18,160	12,800	12,072
Income (loss) from discontinued operations, net of tax and minority interests	2,047	(36,029)	7,181	(32,038)

Net income (loss)	19,277	(17,869)	19,981	(19,966)
Preferred shareholder dividends	(7,722)	(7,462)	(15,443)	(14,924)

Net income (loss) available to common shareholders	$11,555	$(25,331)	$4,538	$(34,890)

Basic Income (Loss) Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.12	$0.14	$(0.04)	$(0.04)
Income (loss) from discontinued operations per share	0.03	(0.48)	0.10	(0.42)

Net income (loss) available to common shareholders per share	$0.15	$(0.34)	$0.06	$(0.46)

Weighted average common shares outstanding	75,000	74,833	74,991	75,341

Diluted Income (Loss) Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.12	$0.14	$(0.04)	$(0.04)
Income (loss) from discontinued operations per share	0.03	(0.48)	0.10	(0.42)

Net income (loss) available to common shareholders per share	$0.15	$(0.34)	$0.06	$(0.46)

Weighted average common shares outstanding	75,048	75,014	74,991	75,341

Supplemental Financial Information

June 30, 2008 and December 31, 2007

Consolidated Balance Sheets

(in thousands, except share data)

	June 30, 2008	December 31, 2007
Assets
Investment in hotel properties, net	$2,453,713	$2,427,273
Goodwill	483,124	462,536
Intangible assets, net of accumulated amortization of $4,373 and $3,271	44,420	45,420
Assets held for sale	58,273	—
Investment in joint ventures	81,103	78,801
Cash and cash equivalents	91,175	111,494
Restricted cash and cash equivalents	43,270	39,161
Accounts receivable, net of allowance for doubtful accounts of $2,155 and $1,965	89,844	82,217
Deferred financing costs, net of accumulated amortization of $5,184 and $4,809	12,647	14,868
Deferred tax assets	43,165	41,790
Other assets	56,459	62,736

Total assets	$3,457,193	$3,366,296

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,377,654	$1,363,855
Exchangeable senior notes, net of discount	179,325	179,235
Bank credit facility	184,000	109,000
Liabilities of assets held for sale	4,204	—
Accounts payable and accrued expenses	239,675	266,324
Distributions payable	18,235	18,179
Deferred tax liabilities	40,751	36,407
Deferred gain on sale of hotels	120,763	114,292

Total liabilities	2,164,607	2,087,292

Minority interests in SHR’s operating partnership	11,598	11,512
Minority interests in consolidated affiliates	29,621	30,653

Shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 74,407,452 and 74,371,230 common shares issued and outstanding)	744	742
Additional paid-in capital	1,203,911	1,201,503
Accumulated deficit	(336,384)	(304,922)
Accumulated other comprehensive income (loss)	25,175	(18,405)

Total shareholders’ equity	1,251,367	1,236,839

Total liabilities and shareholders’ equity	$3,457,193	$3,366,296

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Discontinued Operations

The results of operations of hotels sold or held for sale are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On May 6, 2008, we entered into an agreement for the sale of the Hyatt Regency Phoenix for a gross sales price of $96.0 million. The transaction closed on July 2, 2008. On December 28, 2007, we sold the Hyatt Regency New Orleans for a net sales price of $28.0 million.

The following is a summary of income (loss) from discontinued operations for the three and six months ended June 30, 2008 and 2007 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Hotel operating revenues	$10,052	$10,058	$24,275	$23,555

Operating costs and expenses	7,711	7,738	16,189	16,036
Depreciation and amortization	461	725	1,151	1,450
Impairment losses	—	37,716	—	37,716

Total operating costs and expenses	8,172	46,179	17,340	55,202

Operating income (loss)	1,880	(36,121)	6,935	(31,647)
Interest expense	—	(679)	—	(1,353)
Interest income	1	345	1	811
Other expenses, net	(76)	(79)	(257)	(232)
Income tax benefit (expense)	265	36	175	(35)
(Loss) gain on sale of assets	(2)	—	414	—
Minority interests	(21)	469	(87)	418

Income (loss) from discontinued operations	$2,047	$(36,029)	$7,181	$(32,038)

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Total revenues (100%)	$39,411	$34,076	$74,269	$64,574
Property EBITDA (100%)	$14,703	$12,230	$26,151	$22,102

Equity in earnings (losses) of joint venture (SHR 45% ownership)
Property EBITDA	$6,616	$5,504	$11,768	$9,946
Depreciation and amortization	(1,747)	(1,492)	(3,647)	(3,453)
Loss on sale of assets	—	(243)	—	(243)
Interest expense	(3,577)	(5,363)	(7,988)	(10,396)
Other expense, net	(6)	(28)	(34)	(78)
Income taxes	(38)	125	302	30

Equity in earnings (losses) of joint venture	$1,248	$(1,497)	$401	$(4,194)

EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$1,248	$(1,497)	$401	$(4,194)
Depreciation and amortization	1,747	1,492	3,647	3,453
Interest expense	3,577	5,363	7,988	10,396
Income taxes	38	(125)	(302)	(30)

EBITDA Contribution for investment in Hotel del Coronado	$6,610	$5,233	$11,734	$9,625

FFO Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$1,248	$(1,497)	$401	$(4,194)
Depreciation and amortization	1,747	1,492	3,647	3,453

FFO Contribution for investment in Hotel del Coronado	$2,995	$(5)	$4,048	$(741)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
CMBS Mortgage and Mezzanine	4.54%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	4.96%	250 bp	—	January 2011 (a)

			610,000
Cash and cash equivalents			17,023

Net Debt			$592,977

(a)	Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2006	5.5%	$630,000	January 2009

CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2009	5.0%	$630,000	January 2011

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
North Beach Venture
Hotel condominium sales (100%)	$—	$46,672	$78	$46,672
Hotel condominium cost of sales (100%)	$(408)	$(31,963)	$(309)	$(31,963)

SHR’s 45% share
Hotel condominium sales	$—	$21,002	$35	$21,002
Hotel condominium cost of sales	(184)	(14,383)	(139)	(14,383)
Other income (expense), net	11	1	23	(35)
Income taxes	67	(2,557)	31	(2,557)

SHR’s share of net (loss) income	$(106)	$4,063	$(50)	$4,027

Net (loss) income	$(106)	$4,063	$(50)	$4,027
Income taxes	(67)	2,557	(31)	2,557

EBITDA Contribution for investment in North Beach Venture	$(173)	$6,620	$(81)	$6,584

FFO Contribution for investment in North Beach Venture	$(106)	$4,063	$(50)	$4,027

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Residence Club Punta Mita (RCPM)
SHR’s 31% share
Sales	$3,232	$135	$3,428	$874

EBITDA Contribution for investment in RCPM	$1,069	$(224)	$1,127	$(381)

FFO Contribution for investment in RCPM	$678	$(231)	$719	$(379)

SHR’s share of total residential activity:
Sales	$3,232	$21,137	$3,463	$21,876

EBITDA	$896	$6,396	$1,046	$6,203

FFO	$572	$3,832	$669	$3,648

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Leasehold Information

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Paris Marriott Champs Elysees:
Property EBITDA	$6,092	$4,836	$10,096	$7,841

Revenue (a)	6,092	4,375	10,096	7,634

Lease Expense	(3,213)	(2,763)	(6,272)	(5,407)
Less: Deferred Gain on Sale Leaseback	(1,315)	(1,135)	(2,579)	(2,240)

Adjusted Lease Expense	(4,528)	(3,898)	(8,851)	(7,647)

EBITDA Contribution from Leasehold	$1,564	$477	$1,245	$(13)

Marriott Hamburg:
Property EBITDA	$1,668	$1,445	$3,229	$2,789

Revenue (a)	1,402	1,314	2,689	2,467

Lease Expense	(1,321)	(1,123)	(2,589)	(2,259)
Less: Deferred Gain on Sale Leaseback	(61)	(49)	(119)	(81)

Adjusted Lease Expense	(1,382)	(1,172)	(2,708)	(2,340)

EBITDA Contribution from Leasehold	$20	$142	$(19)	$127

Total Leaseholds:
Property EBITDA	$7,760	$6,281	$13,325	$10,630

Revenue (a)	7,494	5,689	12,785	10,101

Lease Expense	(4,534)	(3,886)	(8,861)	(7,666)
Less: Deferred Gain on Sale Leaseback	(1,376)	(1,184)	(2,698)	(2,321)

Adjusted Lease Expense	(5,910)	(5,070)	(11,559)	(9,987)

EBITDA Contribution from Leasehold	$1,584	$619	$1,226	$114

	June 30, 2008	December 31, 2007
Security Deposits (b):
Paris Marriott Champs Elysees	$13,902	$14,509
Marriott Hamburg	7,872	7,299

Total	$21,774	$21,808

(a)	Effective January 1, 2008, the operating results for the Paris Marriott Champs Elysees were consolidated in our financial statements. For the three and six months ended June 30, 2008, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three and six months ended June 30, 2007, Revenue for the Paris Marriott Champs Elysees represents lease revenue. For the three and six months ended June 30, 2008 and 2007, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information

June 30, 2008

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income (loss) available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Diluted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net income (loss) available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (loss) available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (loss) available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Diluted, EBITDA and Adjusted EBITDA.

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Reconciliation of Net Income (Loss) Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Net income (loss) available to common shareholders	$11,555	$(25,331)	$4,538	$(34,890)
Depreciation and amortization—continuing operations	30,197	25,315	57,800	50,139
Depreciation and amortization—discontinued operations	461	725	1,151	1,450
Interest expense—continuing operations	21,673	20,198	43,600	40,521
Interest expense—discontinued operations	—	679	—	1,353
Income taxes—continuing operations	6,435	5,318	6,647	6,539
Income taxes—discontinued operations	(265)	(36)	(175)	35
Minority interests	254	(236)	252	(262)
Adjustments from consolidated affiliates	(2,601)	(632)	(4,272)	(1,660)
Adjustments from unconsolidated affiliates	5,608	7,096	11,597	14,175
Preferred shareholder dividends	7,722	7,462	15,443	14,924

EBITDA	81,039	40,558	136,581	92,324
Realized portion of deferred gain on sale leasebacks	(1,376)	(1,184)	(2,698)	(2,321)

Adjusted EBITDA	79,663	39,374	133,883	90,003

Gain on sale of assets—continuing operations	(17)	—	(134)	—
Loss (gain) on sale of assets—discontinued operations	2	—	(414)	—
Loss on sale of minority interests in hotel properties	41	—	46	—
Loss on sale of assets—unconsolidated affiliates	—	243	—	243
Impairment losses	—	37,716	—	37,716
Foreign currency exchange (gain) loss (a)	(4,687)	1,926	(1,478)	3,265
Hyatt Regency La Jolla minority interest (b)	(1,703)	—	(2,883)	—
Distribution in excess of minority interest capital	784	—	784	—
Termination costs—discontinued operations (c)	—	(469)	—	(400)
Planning costs—New Orleans Jazz District	—	—	—	227
Loss on early extinguishment of debt—continuing operations	—	160	—	4,479

Comparable EBITDA	$74,083	$78,950	$129,804	$135,533

(a)	Foreign currency exchange (gain) loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is not deducted from net income (loss) available to common shareholders under GAAP accounting rules.
(c)	Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Reconciliation of Net Income (Loss) Available to Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Net income (loss) available to common shareholders	$11,555	$(25,331)	$4,538	$(34,890)
Depreciation and amortization—continuing operations	30,197	25,315	57,800	50,139
Depreciation and amortization—discontinued operations	461	725	1,151	1,450
Corporate depreciation	(300)	—	(592)	—
Gain on sale of assets—continuing operations	(17)	—	(134)	—
Loss (gain) on sale of assets—discontinued operations	2	—	(414)	—
Loss on sale of minority interests in hotel properties	41	—	46	—
Realized portion of deferred gain on sale leasebacks	(1,376)	(1,184)	(2,698)	(2,321)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	410	354	804	699
Minority interests adjustments	(415)	(354)	(802)	(703)
Adjustments from consolidated affiliates	(1,361)	(326)	(2,636)	(878)
Adjustments from unconsolidated affiliates	1,747	1,736	3,647	3,696

FFO	40,944	935	60,710	17,192
Convertible minority interests	669	118	1,054	441

FFO—Fully Diluted	41,613	1,053	61,764	17,633
Impairment losses	—	37,716	—	37,716
Foreign currency exchange (gain) loss, net of tax (c)	(3,838)	1,301	78	2,640
Hyatt Regency La Jolla minority interest (b)	(1,193)	—	(1,782)	—
Distributions in excess of minority interest capital	784	—	784	—
Termination costs, net of tax—discontinued operations (a)	—	(286)	—	(244)
Planning costs, net of tax—New Orleans Jazz District	—	—	—	166
Loss on early extinguishment of debt—continuing operations	—	160	—	4,479

Comparable FFO	$37,366	$39,944	$60,844	$62,390

Comparable FFO per diluted share	$0.49	$0.53	$0.80	$0.82

Weighted average diluted shares	76,024	75,990	76,129	76,537

(a)	Termination costs, net of tax, included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla’s property FFO is not deducted from net income (loss) available to common shareholders under GAAP accounting rules.
(c)	Foreign currency exchange (gain) loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information

June 30, 2008

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity Date (b)
Bank Credit Facility	3.26%	80 bp		$184,000	March 2012
Fairmont Chicago	3.16%	70 bp		123,750	April 2012
Loews Santa Monica Beach Hotel	3.09%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	3.13%	67 bp		76,500	March 2012
InterContinental Chicago	3.52%	106 bp		121,000	October 2011
InterContinental Miami	3.19%	73 bp		90,000	October 2011
InterContinental Prague (c)	5.69%	125 bp	(c)	163,738	March 2012
Westin St. Francis	3.16%	70 bp		220,000	August 2011
Marriott London Grosvenor Square (d)	7.05%	110 bp	(d)	153,874	October 2013
Fairmont Scottsdale Princess	3.02%	56 bp		180,000	September 2011
Hyatt Regency La Jolla	3.46%	100 bp		97,500	September 2012
Punta Mita land parcel promissory notes	N/A	N/A		33,042	August 2008 and 2009
Exchangeable senior notes	3.50%	Fixed		179,325	April 2012

				$1,740,979

(a)	Spread over LIBOR (2.46% at June 30, 2008).
(b)	Includes extension options.
(c)	Principal balance of €104,000,000 at June 30, 2008. Spread over EURIBOR (4.44% at June 30, 2008).
(d)	Principal balance of £77,250,000 at June 30, 2008. Spread over three-month GBP LIBOR (5.95% at June 30, 2008).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	75,000	April 2012
June 2005	4.12%	50,000	June 2012
June 2006	5.50%	75,000	June 2013
August 2006	5.34%	100,000	August 2011
August 2006	5.42%	100,000	August 2013
September 2006	5.08%	100,000	February 2011
September 2006	5.10%	100,000	December 2010
September 2006	5.09%	100,000	September 2009
March 2007	4.81%	100,000	December 2009
March 2007	4.84%	100,000	July 2012

	4.99%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£77,250	October 2013

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
September 2009	4.90%	$100,000	September 2014
December 2009	4.96%	100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$475,000

At June 30, 2008, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amount (in thousands)
2008 (remainder)	$17,245
2009	15,797
2010	9,015
2011	620,015
2012	937,342
Thereafter	141,565

Total	$1,740,979

Percent of fixed rate debt including U.S. and European swaps	77.0%
Weighted average interest rate including U.S. and European swaps	5.14%
Weighted average maturity of fixed rate debt	5.13

Supplemental Financial Information

June 30, 2008

Portfolio Data

Portfolio at June 30, 2008

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD June 2008 Property EBITDA	QTD June 2008 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	13%	7%	$7,477
InterContinental Chicago (a)	Chicago, IL	792	9%	10%	9,732
Hotel del Coronado (b)	Coronado, CA	757	8%	15%	14,703
Fairmont Chicago	Chicago, IL	687	8%	6%	6,082
Fairmont Scottsdale Princess	Scottsdale, AZ	649	7%	5%	5,456
InterContinental Miami	Miami, FL	641	7%	4%	4,220
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	4%	3,622
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	4%	6%	6,155
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	2%	1,950
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	4%	3,806
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	4%	3,742
Four Seasons Washington, D.C.	Washington, D.C.	211	2%	5%	4,550

Total United States		6,739	74%	72%	71,495

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	2%	2,328
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	6%	6,216

Total Mexican		413	5%	8%	8,544

Total North American		7,152	79%	80%	80,039

European:
InterContinental Prague	Prague, Czech Republic	372	4%	5%	5,318
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	5%	4,915
Paris Marriott Champs Elysees	Paris, France	192	2%	6%	6,092
Renaissance Paris Hotel Le Parc Trocadero (d)	Paris, France	116	1%	1%	907

Total European		1,195	13%	17%	17,232

Assets Held For Sale:
Hyatt Regency Phoenix (e)	Phoenix, AZ	696	8%	3%	2,560

		9,043	100%	100%	$99,831

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.
(d)	This property, formerly referred to as Hotel Le Parc, was rebranded on April 1, 2008.
(e)	As of June 30, 2008, this property has been classified as held for sale; therefore, the results of operations have been included in income (loss) from discontinued operations for the three and six months ended June 30, 2008 and 2007. However, for purposes of this comparison, the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

Supplemental Financial Information

June 30, 2008

Under Construction and Completed Capital Projects

(images of completed projects available on the company’s website)

Hotel	Project Description	Completed
Fairmont Chicago	ENO, wine tasting room *	Q2 08
	Lobby renovation	Q2 08
	Guest room renovation	Q2 08
	Spa and fitness center	Q1 08
	Gold lounge	Q4 06
	Sushi bar	Q4 06

Fairmont Scottsdale Princess	Main building guest room renovation	In Construction
	Michael Mina operated Bourbon Steak Restaurant	Q1 08
	Midnight Oil operated Stone Rose Bar	Q1 08
	Gold room renovation	Q1 08
	GM house conversion - 1 room addition	Q1 08

Four Seasons Mexico City	Guest room renovation	Q1 06

Four Seasons Punta Mita	Lobby bar	Q1 08
	Oasis room and river pool - 23 room addition	Q2 07
	Fitness center expansion	Q1 07
	Coral suite - 5 room addition	Q1 07
	Retail expansion	Q4 06
	Tamai pool	Q4 06
	Tamai garden	Q4 06
	Beachfront restaurant addition	Q4 06
	Arena suite - 5 room addition	Q1 06

Four Seasons Washington, D.C.	Lobby renovation	In Construction
	Michael Mina operated Bourbon Steak Restaurant	In Construction
	Presidential suite renovation	In Construction
	11 room expansion	In Construction

Hotel del Coronado	Retail reconfiguration / renovation	Q2 08
	ENO, wine tasting room *	Q1 08
	Guest room renovation	Q2 07
	Restaurant renovation	Q2 07
	Beach Village - 78 room addition	Q2 07
	Spa & fitness center / beach club	Q1 07

InterContinental Chicago	Starbucks	Q3 07
	Meeting space addition	Q3 07
	ENO, wine tasting room *	Q4 06

InterContinental Miami	Spa and fitness center	Q3 08
	Starbucks	Q3 06

InterContinental Prague	Partial guest room renovation	Q2 07

Loews Santa Monica	Partial guest room renovation	In Construction
	Restaurant renovation	Q4 04

Marriott London Grosvenor Square	Basement reorganization	In Construction
	Gordon Ramsay operated Maze Grill Restaurant	Q2 08
	Concierge lounge	Q2 08
	Guest room renovation	Q1 08

Renaissance Paris Hotel Le Parc Trocadero	Renaissance brand conversion	Q1 08

Ritz-Carlton Half Moon Bay	ENO, wine tasting room expansion	In Construction
	Restaurant and lounge renovation	In Construction
	Suite renovation	Q1 08
	Outdoor patios / guest room fireplaces	Q3 06
	Ocean terrace addition	Q2 06
	Restaurant expansion	Q4 05
	ENO, wine tasting room*	Q3 05
	Retail expansion	Q3 05

Ritz-Carlton Laguna Niguel	Meeting space renovation	Q4 07
	Suite renovation / conversion - 3 room addition	Q2 07
	ENO, wine tasting room *	Q1 07

Westin St. Francis	Guest room and corridor renovation	In Construction
	Lobby bar	Q3 08

*	Strategic’s branded wine room concept

Supplemental Financial Information

Four Quarters Ended June 30, 2008

Seasonality by Geographic Region

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency Phoenix and Hyatt Regency New Orleans as their results of operations were reclassified to discontinued operations; (ii) exclusion of the unconsolidated Hotel del Coronado; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. The acquisition property is Renaissance Paris Hotel Le Parc Trocadero purchased on July 31, 2007.

United States Hotels (as of June 30, 2008)

Same store property revenues—11 Properties and 5,982 Rooms

	Three Months Ended				Total
	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008
Same store property revenues	$187,509	$199,228	$179,564	$202,580	$768,881
Same store seasonality %	24.4%	25.9%	23.4%	26.3%	100.0%

Mexican Hotels (as of June 30, 2008)

Same store property revenues—2 Properties and 413 Rooms

	Three Months Ended				Total
	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008
Same store property revenues	$16,990	$24,246	$28,208	$23,580	$93,024
Same store seasonality %	18.3%	26.1%	30.3%	25.3%	100.0%

North American Hotels (as of June 30, 2008)

Same store property revenues—13 Properties and 6,395 Rooms

	Three Months Ended				Total
	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008
Same store property revenues	$204,499	$223,474	$207,772	$226,160	$861,905
Same store seasonality %	23.7%	25.9%	24.1%	26.3%	100.0%

European Hotels (as of June 30, 2008)

Acquisition property revenues—1 Property and 116 Rooms

Same store property revenues—4 Properties and 1,079 Rooms

	Three Months Ended				Total
	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008
Acquisition property revenues (a)	$2,687	$4,877	$2,167	$4,888	$14,619
Acquisition property revenues (b)	1,320	—	—	—	1,320
Same store property revenues	39,567	41,556	32,097	43,592	156,812

Total pro forma revenues	$43,574	$46,433	$34,264	$48,480	$172,751
Pro forma seasonality %	25.2%	26.9%	19.8%	28.1%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Renaissance Paris Hotel Le Parc Trocadero results for the three and six months ended June 30, 2008 and 2007, (iii) exclusion of Hyatt Regency New Orleans as this property’s results of operations were reclassified to discontinued operations for the three and six months ended June 30, 2008 and 2007 and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2008)

11 Properties

5,982 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$243.56	$235.96	3.2%		$242.25	$233.66	3.7%
Average Occupancy	76.2%	77.2%	(1.0	) pts	73.4%	75.4%	(2.0	) pts
RevPAR	$185.68	$182.08	2.0%		$177.79	$176.10	1.0%
Total RevPAR	$351.47	$345.71	1.7%		$335.90	$334.34	0.5%
Property EBITDA Margin	27.9%	27.2%	0.7	pts	25.2%	25.5%	(0.3	) pts

Mexican Hotels (as of June 30, 2008)

2 Properties

413 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$482.13	$464.82	3.7%		$544.60	$509.70	6.8%
Average Occupancy	72.4%	70.0%	2.4	pts	73.3%	72.9%	0.4	pts
RevPAR	$348.92	$325.37	7.2%		$399.02	$371.73	7.3%
Total RevPAR	$627.40	$553.29	13.4%		$688.98	$615.54	11.9%
Property EBITDA Margin	36.2%	37.0%	(0.8	) pts	40.5%	39.1%	1.4	pts

North American Hotels (as of June 30, 2008)

13 Properties

6,395 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$256.85	$248.17	3.5%		$259.91	$248.84	4.4%
Average Occupancy	76.0%	76.7%	(0.7	) pts	73.4%	75.2%	(1.8	) pts
RevPAR	$195.23	$190.46	2.5%		$190.73	$187.19	1.9%
Total RevPAR	$367.61	$357.85	2.7%		$356.55	$350.29	1.8%
Property EBITDA Margin	28.7%	28.1%	0.6	pts	27.0%	26.8%	0.2	pts

European Same Store Hotels (as of June 30, 2008)

4 Properties

1,079 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$391.86	$345.55	13.4%		$356.81	$310.43	14.9%
Average Occupancy	79.8%	84.2%	(4.4	) pts	75.9%	79.8%	(3.9	) pts
RevPAR	$312.60	$291.04	7.4%		$270.75	$247.87	9.2%
Total RevPAR	$444.10	$410.73	8.1%		$385.66	$358.44	7.6%
Property EBITDA Margin	41.3%	42.0%	(0.7	) pts	37.6%	38.0%	(0.4	) pts

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and six months ended June 30, 2008 and 2007. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$19,361	$19,781	(2.1)%		$29,112	$32,777	(11.2)%
Property EBITDA	$6,082	$5,816	4.6%		$4,638	$6,413	(27.7)%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	69.0%	78.7%	(9.7	) pts	56.4%	71.8%	(15.4	) pts
ADR	$271.63	$246.84	10.0%		$239.47	$215.06	11.4%
RevPAR	$187.32	$194.28	(3.6)%		$135.06	$154.49	(12.6)%
Total RevPAR	$309.69	$316.40	(2.1)%		$232.83	$263.98	(11.8)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information:
Total revenues	$24,480	$26,106	(6.2)%		$56,692	$57,684	(1.7)%
Property EBITDA	$5,456	$7,527	(27.5)%		$16,512	$19,244	(14.2)%

Selected Operating Information:
Rooms	649	651	(2)		649	651	(2)
Average occupancy	72.1%	79.8%	(7.7	) pts	75.1%	79.4%	(4.3	) pts
ADR	$243.73	$232.22	5.0%		$299.42	$281.18	6.5%
RevPAR	$175.76	$185.37	(5.2)%		$224.75	$223.15	0.7%
Total RevPAR	$414.51	$440.68	(5.9)%		$479.96	$489.55	(2.0)%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$16,263	$15,389	5.7%		$27,665	$27,049	2.3%
Property EBITDA (a)	$4,550	$4,474	1.7%		$5,319	$5,949	(10.6)%

Selected Operating Information:
Rooms	211	211	—		211	211	—
Average occupancy	77.1%	79.4%	(2.3	) pts	71.4%	72.9%	(1.5	) pts
ADR	$581.89	$577.61	0.7%		$538.64	$549.13	(1.9)%
RevPAR	$448.70	$458.45	(2.1)%		$384.34	$400.55	(4.0)%
Total RevPAR	$847.00	$801.44	5.7%		$720.41	$708.26	1.7%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$39,411	$34,076	15.7%		$74,269	$64,574	15.0%
Property EBITDA	$14,703	$12,230	20.2%		$26,151	$22,102	18.3%

Selected Operating Information:
Rooms	757	694	63		757	694	63
Average occupancy	75.6%	74.7%	0.9	pts	72.5%	73.8%	(1.3	) pts
ADR	$356.86	$349.41	2.1%		$345.27	$336.40	2.6%
RevPAR	$269.72	$260.87	3.4%		$250.38	$248.34	0.8%
Total RevPAR	$572.11	$549.61	4.1%		$539.06	$524.52	2.8%

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$11,669	$10,431	11.9%		$21,833	$22,043	(1.0)%
Property EBITDA	$3,622	$2,647	36.8%		$6,128	$5,887	4.1%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	80.8%	81.0%	(0.2	) pts	77.4%	81.6%	(4.2	) pts
ADR	$197.01	$181.87	8.3%		$190.60	$187.98	1.4%
RevPAR	$159.15	$147.36	8.0%		$147.49	$153.36	(3.8)%
Total RevPAR	$306.05	$273.58	11.9%		$286.30	$290.65	(1.5)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$24,162	$23,069	4.7%		$37,009	$36,611	1.1%
Property EBITDA	$9,732	$8,756	11.1%		$11,413	$10,637	7.3%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	91.7%	86.2%	5.5	pts	78.6%	77.8%	0.8	pts
ADR	$235.39	$236.69	(0.5)%		$204.87	$205.03	(0.1)%
RevPAR	$215.85	$204.11	5.8%		$161.12	$159.43	1.1%
Total RevPAR	$335.25	$320.08	4.7%		$256.75	$255.39	0.5%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$14,555	$13,322	9.3%		$33,624	$31,605	6.4%
Property EBITDA (a)	$4,220	$3,309	27.5%		$12,131	$11,141	8.9%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	69.2%	71.7%	(2.5	) pts	75.4%	77.4%	(2.0	) pts
ADR	$208.19	$184.65	12.8%		$228.38	$211.90	7.8%
RevPAR	$144.08	$132.43	8.8%		$172.20	$163.95	5.0%
Total RevPAR	$249.52	$228.39	9.2%		$288.22	$272.41	5.8%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,104	$12,534	(3.4)%		$24,302	$23,850	1.9%
Property EBITDA	$3,806	$4,256	(10.6)%		$7,182	$7,619	(5.7)%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	85.0%	88.4%	(3.4	) pts	86.8%	87.4%	(0.6	) pts
ADR	$303.43	$301.33	0.7%		$300.25	$291.81	2.9%
RevPAR	$257.82	$266.26	(3.2)%		$260.74	$255.00	2.3%
Total RevPAR	$388.94	$402.73	(3.4)%		$390.43	$385.29	1.3%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$9,263	$10,195	(9.1)%		$16,843	$18,381	(8.4)%
Property EBITDA	$1,950	$2,113	(7.7)%		$2,624	$2,903	(9.6)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	61.8%	68.0%	(6.2	) pts	57.3%	62.5%	(5.2	) pts
ADR	$137.38	$139.15	(1.3)%		$132.29	$133.60	(1.0)%
RevPAR	$84.89	$94.63	(10.3)%		$75.85	$83.48	(9.1)%
Total RevPAR	$283.48	$311.99	(9.1)%		$257.73	$281.26	(8.4)%

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$16,462	$14,910	10.4%		$28,752	$26,172	9.9%
Property EBITDA (a)	$3,742	$2,891	29.4%		$4,519	$3,511	28.7%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	74.0%	69.5%	4.5	pts	69.3%	64.5%	4.8	pts
ADR	$379.08	$371.57	2.0%		$346.93	$349.21	(0.7)%
RevPAR	$280.52	$258.26	8.6%		$240.45	$225.17	6.8%
Total RevPAR	$693.10	$627.77	10.4%		$605.28	$554.01	9.3%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$19,594	$20,310	(3.5)%		$37,586	$37,911	(0.9)%
Property EBITDA	$6,155	$5,875	4.8%		$9,878	$9,265	6.6%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	62.7%	63.4%	(0.7	) pts	62.5%	64.4%	(1.9	) pts
ADR	$384.50	$395.48	(2.8)%		$377.96	$368.25	2.6%
RevPAR	$240.90	$250.76	(3.9)%		$236.20	$237.33	(0.5)%
Total RevPAR	$543.73	$565.01	(3.8)%		$521.51	$531.60	(1.9)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$34,667	$33,175	4.5%		$68,727	$64,931	5.8%
Property EBITDA	$7,477	$6,752	10.7%		$13,885	$12,237	13.5%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	83.5%	80.5%	3.0	pts	79.5%	76.0%	3.5	pts
ADR	$209.61	$206.41	1.5%		$212.88	$209.82	1.5%
RevPAR	$175.08	$166.25	5.3%		$169.29	$159.56	6.1%
Total RevPAR	$318.79	$305.07	4.5%		$316.00	$300.19	5.3%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$10,053	$9,959	0.9%		$24,276	$23,357	3.9%
Property EBITDA (a)	$2,560	$2,417	5.9%		$8,380	$7,756	8.0%

Selected Operating Information:
Rooms	696	696	—		696	696	—
Average occupancy	72.4%	68.9%	3.5	pts	77.9%	77.4%	0.5	pts
ADR	$140.05	$127.77	9.6%		$161.35	$147.00	9.8%
RevPAR	$101.34	$88.09	15.0%		$125.64	$113.76	10.4%
Total RevPAR	$158.72	$157.24	0.9%		$191.64	$185.41	3.4%

(a)	For the three and six months ended June 30, 2008, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects. The total costs excluded for individual properties amounted to $173,000 for the six months ended June 30, 2008.

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
MEXICAN HOTELS:

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$7,874	$6,911	13.9%		$14,946	$13,689	9.2%
Property EBITDA	$2,328	$1,942	19.9%		$4,501	$3,746	20.2%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	70.3%	67.2%	3.1	pts	69.0%	68.4%	0.6	pts
ADR	$277.96	$263.68	5.5%		$280.30	$261.24	7.4%
RevPAR	$195.45	$177.32	10.2%		$193.37	$178.71	8.2%
Total RevPAR	$360.53	$316.44	13.9%		$342.17	$315.13	8.6%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$15,706	$13,883	13.1%		$36,842	$30,865	19.4%
Property EBITDA	$6,216	$5,751	8.1%		$16,459	$13,656	20.5%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	75.2%	73.8%	1.4	pts	79.2%	79.7%	(0.5	) pts
ADR	$746.91	$719.01	3.9%		$863.93	$829.67	4.1%
RevPAR	$561.83	$530.75	5.9%		$684.32	$661.43	3.5%
Total RevPAR	$997.62	$881.86	13.1%		$1,170.11	$1,066.42	9.7%

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	Change		2008	2007	Change
EUROPEAN HOTELS:

INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$12,291	$12,265	0.2%		$20,788	$19,373	7.3%
Property EBITDA	$5,318	$6,083	(12.6)%		$8,098	$8,325	(2.7)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	74.4%	79.8%	(5.4	) pts	70.2%	72.5%	(2.3	) pts
ADR	$308.43	$294.98	4.6%		$262.58	$246.56	6.5%
RevPAR	$229.56	$235.50	(2.5)%		$184.46	$178.68	3.2%
Total RevPAR	$363.08	$362.31	0.2%		$307.04	$287.72	6.7%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,521	$5,747	13.5%		$11,999	$10,791	11.2%
Property EBITDA	$1,668	$1,445	15.4%		$3,229	$2,789	15.8%

Selected Operating Information:
Rooms	278	277	1		278	277	1
Average occupancy	86.9%	85.6%	1.3	pts	82.3%	83.6%	(1.3	) pts
ADR	$214.69	$193.98	10.7%		$204.81	$178.83	14.5%
RevPAR	$186.50	$166.04	12.3%		$168.49	$149.53	12.7%
Total RevPAR	$257.77	$228.00	13.1%		$237.15	$215.22	10.2%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$11,073	$11,239	(1.5)%		$18,385	$20,697	(11.2)%
Property EBITDA	$4,915	$4,560	7.8%		$7,000	$7,614	(8.1)%

Selected Operating Information:
Rooms	237	236	1		237	236	1
Average occupancy	71.3%	83.2%	(11.9	) pts	66.5%	81.2%	(14.7	) pts
ADR	$468.32	$414.12	13.1%		$438.38	$390.34	12.3%
RevPAR	$334.00	$344.39	(3.0)%		$291.48	$316.88	(8.0)%
Total RevPAR	$514.14	$523.33	(1.8)%		$427.42	$484.52	(11.8)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$13,707	$11,003	24.6%		$24,517	$19,013	28.9%
Property EBITDA	$6,092	$4,836	26.0%		$10,096	$7,841	28.8%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	90.3%	92.1%	(1.8	) pts	89.1%	87.1%	2.0	pts
ADR	$697.52	$557.75	25.1%		$628.97	$504.15	24.8%
RevPAR	$629.70	$513.41	22.6%		$560.50	$439.00	27.7%
Total RevPAR	$784.52	$629.75	24.6%		$701.61	$547.12	28.2%

RENAISSANCE PARIS HOTEL LE PARC TROCADERO
Selected Financial Information (This table includes information only for our period of ownership):
Total revenues	$4,888	N/A	N/A		$7,055	N/A	N/A
Property EBITDA	$907	N/A	N/A		$223	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2007, average occupancy was 82.7%, ADR was $337.26, RevPAR was $278.82 and Total RevPAR was $434.49. For the six months ended June 30, 2007, average occupancy was 77.5%, ADR was $311.53, RevPAR was $241.38 and Total RevPAR was $381.28.):

Rooms	116	N/A	N/A		116	N/A	N/A
Average occupancy	81.1%	N/A	N/A		62.8%	N/A	N/A
ADR	$388.06	N/A	N/A		$361.21	N/A	N/A
RevPAR	$314.83	N/A	N/A		$226.87	N/A	N/A
Total RevPAR	$463.07	N/A	N/A		$334.18	N/A	N/A

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2008		2007		2008		2007
	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hotel
Fairmont Chicago	$6,082	$6,082	$5,816	$5,816	$4,638	$4,638	$6,413	$6,413
Fairmont Scottsdale Princess	5,456	5,456	7,527	7,527	16,512	16,512	19,244	19,244
Four Seasons Washington, D.C.	4,550	4,550	4,474	4,474	5,319	5,319	5,949	5,949
Hotel del Coronado	14,703	—	12,230	—	26,151	—	22,102	—
Hyatt Regency La Jolla	3,622	3,622	2,647	2,647	6,128	6,128	5,887	5,887
Hyatt Regency Phoenix (a)	2,560	—	2,417	—	8,380	—	7,756	—
InterContinental Chicago	9,732	9,732	8,756	8,756	11,413	11,413	10,637	10,637
InterContinental Miami	4,220	4,220	3,309	3,309	12,131	12,131	11,141	11,141
Loews Santa Monica Beach Hotel	3,806	3,806	4,256	4,256	7,182	7,182	7,619	7,619
Marriott Lincolnshire Resort	1,950	1,950	2,113	2,113	2,624	2,624	2,903	2,903
Ritz-Carlton Half Moon Bay	3,742	3,742	2,891	2,891	4,519	4,519	3,511	3,511
Ritz-Carlton Laguna Niguel	6,155	6,155	5,875	5,875	9,878	9,878	9,265	9,265
Westin St. Francis	7,477	7,477	6,752	6,752	13,885	13,885	12,237	12,237
Four Seasons Mexico City	2,328	2,328	1,942	1,942	4,501	4,501	3,746	3,746
Four Seasons Punta Mita Resort	6,216	6,216	5,751	5,751	16,459	16,459	13,656	13,656
InterContinental Prague	5,318	5,318	6,083	6,083	8,098	8,098	8,325	8,325
Marriott Hamburg (b)	1,668	83	1,445	193	3,229	103	2,789	211
Marriott London Grosvenor Square	4,915	4,915	4,560	4,560	7,000	7,000	7,614	7,614
Paris Marriott Champs Elysees (c)	6,092	2,879	4,836	1,615	10,096	4,327	7,841	2,340
Renaissance Paris Hotel Le Parc Trocadero (d)	907	907	—	—	223	223	—	—

	$101,499	$79,438	$93,680	$74,560	$178,366	$134,940	$168,635	$130,698

Adjustments:
Corporate expenses		(7,566)		(8,062)		(14,996)		(15,179)
Interest income		459		528		1,054		993
Loss on early extinguishment of debt		—		(160)		—		(4,479)
Loss on sale of minority interests in hotel properties		(41)		—		(46)		—
Equity in earnings of joint ventures		1,582		4,556		803		1,673
Foreign currency exchange gain (loss)		4,687		(2,015)		1,478		(3,670)
Other (expenses) income, net		(177)		19		(439)		15
Income (loss) from discontinued operations
(excluding minority interest)		2,068		(36,498)		7,268		(32,456)
Depreciation expense—discontinued operations		461		725		1,151		1,450
Interest expense—discontinued operations		—		679		—		1,353
Income taxes—discontinued operations		(265)		(36)		(175)		35
Minority interest in consolidated affiliates		(2,006)		(181)		(1,109)		(603)
Distributions in excess of minority interest capital		(784)		—		(784)		—
Adjustments from consolidated affiliates		(2,601)		(632)		(4,272)		(1,660)
Adjustments from unconsolidated affiliates		5,608		7,096		11,597		14,175
Adjustments for abandoned capital projects		—		—		(98)		—
Other adjustments		176		(21)		209		(21)

EBITDA		$81,039		$40,558		$136,581		$92,324

(a)	As of June 30, 2008, this property has been classified as held for sale. Therefore, its results of operations have been included in income (loss) from discontinued operations for the three and six months ended June 30, 2008 and 2007.
(b)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(c)	Effective January 1, 2008, we no longer sublease the operations of the Paris Marriott Champs Elysees to a third party and reflect the operating results of the Paris Marriott Champs Elysees in our consolidated statements of operations. However, for the three and six months ended June 30, 2007, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(d)	We have included the results of the hotel acquired in Property EBITDA above for our period of ownership.

Supplemental Financial Information

Three and Six Months Ended June 30, 2008 and 2007

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended June 30, 2008			Six Months Ended June 30, 2008
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$6,082	$—	$6,082	$4,638	$—	$4,638
Fairmont Scottsdale Princess	5,456	—	5,456	16,512	—	16,512
Four Seasons Mexico City	2,328	—	2,328	4,501	—	4,501
Four Seasons Washington, D.C.	4,550	—	4,550	5,319	—	5,319
Hyatt Regency La Jolla	3,622	(1,775)	1,847	6,128	(3,003)	3,125
InterContinental Chicago	9,732	(4,769)	4,963	11,413	(5,593)	5,820
InterContinental Miami	4,220	—	4,220	12,131	—	12,131
Westin St. Francis	7,477	—	7,477	13,885	—	13,885

Total Meetings & Business Hotels	43,467	(6,544)	36,923	74,527	(8,596)	65,931

Ocean Front Resorts:
Four Seasons Punta Mita Resort	6,216	—	6,216	16,459	—	16,459
Hotel del Coronado	14,703	(8,093)	6,610	26,151	(14,417)	11,734
Loews Santa Monica Beach Hotel	3,806	—	3,806	7,182	—	7,182
Ritz-Carlton Half Moon Bay	3,742	—	3,742	4,519	—	4,519
Ritz-Carlton Laguna Niguel	6,155	—	6,155	9,878	—	9,878

Total Ocean Front Resorts	34,622	(8,093)	26,529	64,189	(14,417)	49,772

European Hotels:
InterContinental Prague	5,318	—	5,318	8,098	—	8,098
Marriott Hamburg	1,668	(1,648)	20	3,229	(3,248)	(19)
Marriott London Grosvenor Square	4,915	—	4,915	7,000	—	7,000
Paris Marriott Champs Elysees	6,092	(4,528)	1,564	10,096	(8,851)	1,245
Renaissance Paris Hotel Le Parc Trocadero	907	—	907	223	—	223

Total European Hotels	18,900	(6,176)	12,724	28,646	(12,099)	16,547

Non-Core Assets:
Hyatt Regency Phoenix	2,560	(2,560)	—	8,380	(8,380)	—
Marriott Lincolnshire Resort	1,950	—	1,950	2,624	—	2,624

Total Non-Core Assets	4,510	(2,560)	1,950	11,004	(8,380)	2,624

	$101,499	$(23,373)	$78,126	$178,366	$(43,492)	$134,874

	% of QTD Comparable EBITDA			% of YTD Comparable EBITDA
Meetings & Business Hotels	47%			49%
Ocean Front Resorts	34%			37%
European Hotels	16%			12%
Non-Core Assets	3%			2%

Total	100%			100%

Supplemental Financial Information

June 30, 2008

2008 Guidance

(in millions, except per share data)

Operational Guidance	Three Months Ended September 30, 2008		Year Ended December 31, 2008
	Low Range	High Range	Low Range	High Range
North American Total RevPAR growth	-3.0%	-1.0%	-1.0%	1.0%
North American RevPAR growth	-3.0%	-1.0%	-1.0%	1.0%

Comparable FFO Guidance	Three Months Ended September 30, 2008		Year Ended December 31, 2008
	Low Range	High Range	Low Range	High Range
Net income available to common shareholders	$31.4	$34.4	$38.5	$45.9
Gain on sales of assets	(35.0)	(35.0)	(35.5)	(35.5)
Depreciation and amortization	25.0	25.0	110.9	110.9
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(5.0)	(5.0)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.4	0.4	1.6	1.6
Minority interests	0.5	0.5	0.9	1.0
Adjustments from consolidated affiliates	(0.8)	(0.8)	(4.2)	(4.2)
Adjustments from unconsolidated affiliates	1.5	1.5	6.6	6.6
Hyatt Regency La Jolla minority interest	(1.0)	(1.0)	(3.6)	(3.6)
Other adjustments	—	—	0.9	0.9

Comparable FFO	$20.9	$23.9	$111.1	$118.6

Comparable FFO per diluted share	$0.28	$0.32	$1.46	$1.56

	Three Months Ended September 30, 2008		Year Ended December 31, 2008
Comparable EBITDA Guidance	Low Range	High Range	Low Range	High Range
Net income available to common shareholders	$31.4	$34.4	$38.5	$45.9
Gain on sale of assets	(35.0)	(35.0)	(35.5)	(35.5)
Depreciation and amortization	25.3	25.3	112.1	112.1
Interest expense	21.5	21.5	86.5	86.5
Income taxes	1.7	1.7	11.7	11.7
Minority interests	0.5	0.5	0.9	1.0
Adjustments from consolidated affiliates	(1.4)	(1.4)	(7.2)	(7.2)
Adjustments from unconsolidated affiliates	5.5	5.5	21.8	21.8
Preferred shareholder dividends	7.7	7.7	30.9	30.9
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(5.0)	(5.0)
Hyatt Regency La Jolla minority interest	(1.4)	(1.4)	(5.6)	(5.6)
Other adjustments	—	—	(0.7)	(0.7)

Comparable EBITDA	$54.7	$57.7	$248.4	$255.9